                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):          DECEMBER 22, 1997

                   IMC GLOBAL INC.
------------------------------------------------------
(Exact name of registrant as specified in its charter)


DELAWARE                    1-9759                36-3492467
---------------          ------------        ------------------
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


2100 SANDERS ROAD, NORTHBROOK, ILLINOIS                   60062
----------------------------------------               ----------
(Address of principal executive offices)               (Zip code)


Registrant's telephone number,
including area code:  (847) 272-9200


                               N/A
--------------------------------------------------------------
(Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 22, 1997, Freeport-McMoRan Inc. ("FTX") merged into IMC Global Inc. ("IMC") (the "Merger"), pursuant to the Agreement and Plan of Merger dated as of August 26, 1997 (the "Merger Agreement") between IMC and FTX. Pursuant to the Merger Agreement, each outstanding share of FTX Common Stock was converted into (i) 0.90 of a share of IMC Common Stock, (ii) 1/3 of a warrant, with each whole warrant being entitled to purchase one share of IMC Common Stock at $44.50, and (iii) .21130834 of a share of Freeport-McMoRan Sulphur Inc. Common Stock.

     The other information required by this item has been previously reported by IMC and FTX and is included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of IMC's Registration Statement on Form S-4 (Registration No. 333-40377.

ITEM 5.  OTHER EVENTS

     On December 15, 1997, IMC entered into a $650 million five-year revolving credit agreement and a $350 million 364-day revolving credit agreement (collectively, the "US Credit Agreements") with a group of banks in order to refinance the outstanding unsecured indebtedness of IMC, Freeport-McMoRan Inc., Freeport-McMoRan Resource Partners, Limited Partnership and IMC-Agrico Company under their respective revolving loan facilities and for IMC's and its subsidiaries' general business purposes. Simultaneously with the consummation of the Merger, certain Canadian subsidiaries of IMC entered into a US$100 million five-year revolving credit agreement (the "Canadian Credit Agreement") with a group of Canadian banks in order to refinance the outstanding unsecured indebtedness under an existing term loan facility and for general business purposes. IMC guarantees the obligations of its Canadian subsidiaries under the Canadian Credit Agreement.
 As of the date of the consummation of the Merger, there was approximately $650 million outstanding under the US Credit Agreements, and approximately US$47 million outstanding under the Canadian Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) The FTX audited financial statements for the year ended December 31, 1996 and unaudited financial statements for the nine month period ended September 30, 1997, which are required by this item, have been previously reported by FTX and are incorporated by reference in the Proxy Statement/Prospectus filed as part of IMC's Registration Statement on Form S-4 (Registration No. 333-40377).

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(b)  The unaudited pro forma financial statements for the year ended June 30,
1997 and the three months ended September 30, 1997, which are required by this item, have been previously reported by IMC and are included in the Proxy Statement/Prospectus filed as part of IMC's Registration Statement on Form
S-4 (Registration No. 333-40377).


(c)  EXHIBITS

     10.1 Five-Year Credit Agreement, dated as of December 15, 1997 among IMC Global Inc., a Delaware corporation, as borrower, the financial institutions parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Royal Bank of Canada, as Documentation Agent, The Chase Manhattan Bank and NationsBank, N.A., as Co-Syndication Agents, J.P. Morgan Securities Inc., as Arranger, and NationsBanc Montgomery Securities, Inc. and Royal Bank of Canada, as Co-Arrangers

     10.2 364-Day Credit Agreement, dated as of December 15, 1997 among IMC Global Inc., a Delaware corporation, as borrower, the financial institutions parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Royal Bank of Canada as Documentation Agent, The Chase Manhattan Bank and NationsBank, N.A., as Co-Syndication Agents, J.P. Morgan Securities Inc., as Arranger, and NationsBanc Montgomery Securities, Inc. and Royal Bank of Canada, as Co-Arrangers


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                                    EXHIBIT INDEX

EXHIBIT                                                                             SEQUENTIALLY
NUMBER    DESCRIPTION OF EXHIBIT                                                   NUMBERED PAGE
------    ----------------------                                                   -------------

10.1      Five-Year Credit Agreement, dated as of December 15, 1997 among IMC
          Global Inc., a Delaware corporation, as borrower, the financial institutions parties thereto, Morgan Guaranty Trust Company of New
          York, as Administrative Agent, Royal Bank of Canada, as Documentation
          Agent, The Chase Manhattan Bank and NationsBank, N.A., as
          Co-Syndication Agents, J.P. Morgan Securities Inc., as Arranger, and
          NationsBanc Montgomery Securities, Inc. and Royal Bank of Canada, as
          Co-Arrangers

10.2      364-Day Credit Agreement, dated as of December 15, 1997 among IMC
          Global Inc., a Delaware corporation, as borrower, the financial institutions parties thereto, Morgan Guaranty Trust Company of New
          York, as Administrative Agent, Royal Bank of Canada as Documentation
          Agent, The Chase Manhattan Bank and NationsBank, N.A., as Co-Syndication
          Agents, J.P. Morgan Securities Inc., as Arranger, and NationsBanc
          Montgomery Securities, Inc. and Royal Bank of Canada, as Co-Arrangers




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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMC GLOBAL INC.


                                   By:  /S/ MARSCHALL I. SMITH
                                        ----------------------
                                        Marschall I. Smith
                                        Senior Vice President
                                          and General Counsel


Date:  January 6, 1998